UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

$525,000,0000 aggregate principal amount of 6.125% Senior Notes due 2023

On March 26, 2014, United Rentals (North America), Inc. (“URNA”), a wholly-owned subsidiary of United Rentals, Inc. (“URI”), completed an offering of $525 million aggregate principal amount of its 6.125% Senior Notes due 2023 (the “Reopened Notes”).  The Reopened Notes were sold pursuant to URI and URNA’s shelf registration statement on Form S-3 (File No. 333-177552) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), as supplemented by the final prospectus supplement dated March 12, 2014 and filed with the SEC on March 14, 2014.

The Reopened Notes were issued pursuant to an indenture (the “2023 Indenture”), dated as of October 30, 2012, among URNA, URI, certain domestic subsidiaries of URNA (the “Subsidiary Guarantors” and, together with URI, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee.  The Reopened Notes have identical terms, are fungible with and are part of a single series of senior debt securities with the $400,000,000 principal amount of our outstanding 6.125% Senior Notes due 2023 (the “Original Notes” and, together with the Reopened Notes, the “2023 Notes”).

The 2023 Notes mature on June 15, 2023 and bear interest at a rate of 6.125% per year payable semi-annually in cash in arrears on June 15 and December 15 of each year.  The next interest payment date is June 15, 2014.

The 2023 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its existing and future subordinated indebtedness.

The 2023 Notes are guaranteed on a senior basis by URI and the Subsidiary Guarantors.  The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their existing and future subordinated indebtedness.  The 2023 Notes are not guaranteed by URNA’s foreign subsidiaries.

URNA may redeem some or all of the 2023 Notes, at its option, at any time on or after December 15, 2017, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 15 of each of the years indicated below:

Year	Redemption Price
2017	103.063%
2018	102.042%
2019	101.021%
2020 and thereafter	100.000%

At any time on or prior to December 15, 2017, URNA may redeem some or all of the 2023 Notes at a price equal to 100% of the aggregate principal amount of the 2023 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date.  In addition, at any time on or prior to December 15, 2015, URNA may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a price equal to 106.125% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 65% of the aggregate principal amount of the Notes remain outstanding immediately after such redemption. Upon the occurrence of certain change of control events, URNA must offer to repurchase the Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The 2023 Indenture governing the 2023 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on:  (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries.  Each of these covenants is subject to important exceptions and qualifications.

The 2023 Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the 2023 Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2023 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2023 Indenture (including the Form of Note for the 2023 Notes), which is filed as Exhibit 4.1 to our current report on Form 8-K filed on October 30, 2012 and is incorporated by reference into this Item 1.01.

$850,000,0000 aggregate principal amount of 5.75% Senior Notes due 2024

On March 26, 2014, URNA completed an offering of $850 million aggregate principal amount of its 5.75% Senior Notes due 2024 (the “2024 Notes”).  The 2024 Notes were sold pursuant to the Registration Statement previously filed with the SEC under the Securities Act as supplemented by the final prospectus supplement dated March 12, 2014 and filed with the SEC on March 14, 2014.

The 2024 Notes were issued pursuant to an indenture (the “2024 Indenture”), dated as of March 26, 2014, among URNA, URI, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee.

The 2024 Notes mature on November 15, 2024 and bear interest at a rate of 5.75% per year payable semi-annually in cash in arrears on May 15 and November 15 of each year, beginning May 15, 2014.

The 2024 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its existing and future subordinated indebtedness.

The 2024 Notes are guaranteed on a senior basis by URI and the Subsidiary Guarantors.  The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their existing and future subordinated indebtedness.  The 2024 Notes are not guaranteed by URNA’s foreign subsidiaries.

URNA may redeem some or all of the 2024 Notes, at its option, at any time on or after May 15, 2019, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on May 15 of each of the years indicated below:

Year	Redemption Price
2019	102.875%
2020	101.917%
2021	100.958%
2022 and thereafter	100.000%

At any time on or prior to May 15, 2019, URNA may redeem some or all of the 2024 Notes at a price equal to 100% of the aggregate principal amount of the 2024 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date.  In addition, at any time on or prior to May 15, 2017, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2024 Notes with the net cash proceeds of certain equity offerings at a price equal to 105.75% of the aggregate principal amount of the 2024 Notes, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 50% of the aggregate principal amount of the 2024 Notes remain outstanding immediately after such redemption. Upon the occurrence of certain change of control events, URNA must offer to repurchase the 2024 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The 2024 Indenture governing the 2024 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on:  (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries.  Each of these covenants is subject to important exceptions and qualifications.  In addition, many of the restrictive covenants will not apply to us during any period when the notes are rated investment grade by both Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc., or, in certain circumstances, another rating agency selected by us, provided at such time no default under the indenture has occurred and is continuing.

If (i) the acquisition of assets contemplated by the Asset Purchase Agreement, effective as of March 7, 2014 (the ‘‘National Pump Asset Purchase Agreement’’), by and among, URNA, United Rentals of Canada, Inc., LD Services, LLC, National Pump & Compressor Ltd., Canadian Pump & Compressor, Ltd., Gulfco Industrial Equipment, L.P. and the Owners named therein, as amended from time to time (the “National Pump Acquisition”), is not consummated on or before the date that is 45 days after March 26, 2014 (or, if such day is not a business day, then the next succeeding business day) (the ‘‘Acquisition Deadline’’), (ii) URNA has determined that the National Pump Acquisition will not be consummated on or before the Acquisition Deadline and gives the trustee a written notice to that effect, or (iii) the National Pump Asset Purchase Agreement is terminated in accordance with its terms or by agreement of the parties thereto, if the National Pump Acquisition has not been consummated, we will be required to redeem the 2024 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the Special Mandatory Redemption Date. The ‘‘Special Mandatory Redemption Date’’ means the earliest to occur of (i) the Acquisition Deadline, if the National Pump Acquisition is not consummated on or before such date, (ii) the 10th business day following written notification by URNA to the trustee that URNA has determined that the National Pump Acquisition will not be consummated on or before the Acquisition Deadline, and (iii) the 10th business day following the termination of the National Pump Asset Purchase Agreement, if the National Pump Acquisition has not been consummated.

The 2024 Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the 2024 Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2024 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2024 Indenture (including the Form of Note for the 2024 Notes), which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01              Other Events.

Underwriting Agreements

In connection with the 2023 Notes and 2024 Notes offerings, on March 12, 2014, URNA, URI and the subsidiaries of URNA named therein entered into underwriting agreements with Morgan Stanley & Co. LLC, as representative of the several underwriters named therein, relating to the sale of the 2023 Notes and the 2024 Notes, respectively (the “Underwriting Agreements”).  Copies of the Underwriting Agreements are attached hereto as Exhibits 1.1 and 1.2, and incorporated herein by reference.

Also in connection with the 2023 Notes offering and the 2024 Notes offering, URI and URNA are filing legal opinions regarding the validity of the 2023 Notes and the 2024 Notes as Exhibits 5.1 and 5.2, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 1.2, 4.1, 5.1, 5.2, 23.1 and 23.2 into the Registration Statement.

Exhibits

Exhibit 1.1

Underwriting Agreement, dated March 12, 2014, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Morgan Stanley & Co. LLC, as representative of the several Underwriters named therein.

Exhibit 1.2

Underwriting Agreement, dated March 12, 2014, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Morgan Stanley & Co. LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture, dated as of March 26, 2014, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of 2024 Note).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the 2023 Notes.

Exhibit 5.2	Opinion of Sullivan & Cromwell LLP relating to the 2024 Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2014

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibits

Exhibit 1.1

Underwriting Agreement, dated March 12, 2014, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Morgan Stanley & Co. LLC, as representative of the several Underwriters named therein.

Exhibit 1.2

Underwriting Agreement, dated March 12, 2014, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein Morgan Stanley & Co. LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture, dated as of March 26, 2014, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of 2024 Note).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the 2023 Notes.

Exhibit 5.2	Opinion of Sullivan & Cromwell LLP relating to the 2024 Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 23. 2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).